EXHIBIT 99.1

Hallador Energy Company Reports Second Quarter 2025 Financial and Operating Results

- Q2 Total Revenue up 10% YoY to $102.9 Million -

- Q2 Net Income Increases to $8.2 Million or $0.19 Earnings per Share –

- Q2 Operating Cash Flow of $11.4 Million -

- Q2 Adjusted EBITDA increases to $3.4 Million -

TERRE HAUTE, Ind., August 11, 2025 – Hallador Energy Company (Nasdaq: HNRG) (“Hallador” or the “Company”) today reported its financial results for the second quarter ended June 30, 2025.

“We delivered a strong second quarter highlighted by gains across the P&L, including increased revenue, net income and adjusted EBITDA, along with another period of positive cash flow from operations,” said Brent Bilsland, President and Chief Executive Officer. “Our performance reflects the operational resilience of our platform, particularly as we navigated seasonal spring softness in the energy market and a scheduled outage at one of our generating units. The strength of our remaining unit and higher-than-expected market pricing in late June helped offset those headwinds, while our coal operations benefited from improved cost efficiency and stronger recovery rates. As a result of these operational enhancements and our planned outage at Merom, inventory levels rose in the quarter, positioning us for an active second half as both units return to full dispatch and coal customer shipments accelerate.”

Bilsland continued, “We’re also seeing increased momentum in our commercial strategy to secure a long-term power purchase agreement (PPA). Since concluding exclusive discussions with a major data center developer in May, we’ve engaged with a broader slate of potential partners, including utilities whose proposals offer compelling scale and execution benefits. The current market backdrop, characterized by ramping demand for accredited capacity and resilient baseload power, presents a significantly more attractive landscape than when we initiated our RFP process last year. We remain optimistic that these conversations will culminate in a long-term agreement that enhances value for our shareholders.”

“Looking ahead, we remain focused on unlocking the full value of our dispatchable generation assets while continuing to evaluate strategic acquisitions and enhancements. The momentum we're seeing across federal and state policy, combined with growing interest from potential partners for a long-term PPA, reinforces our confidence in the path ahead. We believe Hallador is uniquely positioned to capitalize on the secular trends that are reshaping the energy sector.”

Second Quarter 2025 Highlights

●Despite our planned maintenance outage and typical seasonal softness in the energy market early in the quarter, the Company generated growth on both the top and bottom line.

oTotal revenue increased 10% year-over-year to $102.9 million, driven by a strong increase in coal sales to $38.1 million.

oNet income and Adjusted EBITDA increased year-over-year to $8.2 million and $3.4 million, respectively.

●The Company generated $11.4 million in operating cash flow during the second quarter, which was used to partially fund capex.

oTotal bank debt was $45.0 million at June 30, 2025, compared to $23.0 million at March 31, 2025, and $44.0 million at December 31, 2024. The expected increase from March 31, 2025 was driven by a higher revolver balance related to the planned maintenance outage.

oIn June 2025, Hallador amended its credit agreement to enhance operating flexibility for the remainder of the year. The amendment redefined covenants, deferred certain covenant requirements until the third quarter and moved the scheduled October 2025 debt repayment to January 2026. During the second quarter, Hallador entered into a $35.0 million prepaid power sales agreement and at the Company’s request it was permitted to deposit $19.0 million from that transaction into a money market account as a compensating balance to the Term Loan in lieu of immediately paying it off. These changes support improved liquidity management and provide optionality as the Company evaluates refinancing alternatives for the current credit facility prior to their maturities over the course of 2026.

oTotal liquidity was $42.0 million at June 30, 2025, compared to $69.0 million at March 31, 2025, and $37.8 million at December 31, 2024.

oCapital expenditures in the second quarter were $13.1 million compared to $13.2 million in the year-ago period.

●Hallador continues to focus on forward sales to secure its energy position.

oAt quarter-end, Hallador had total forward energy, capacity and coal sales to 3rd party customers of $1.0 billion through 2029.

Financial Summary ($ in Millions and Unaudited)

	Q2 2025	Q2 2024
Electric Sales	$60.0	$60.0
Coal Sales - 3rd Party	$38.1	$32.8
Other Revenue	$4.8	$1.0
Total Sales and Operating Revenue	$102.9	$93.8
Net Income (Loss)	$8.2	$(10.2)
Operating Cash Flow	$11.4	$23.5
Adjusted EBITDA*	$3.4	$(5.8)

*   Non-GAAP financial measure, defined as EBITDA plus effects of certain subsidiary and equity method investment activity, less other amortization, plus certain operating activities including stock-based compensation, asset retirement obligations accretion, less gain on disposal or abandonment of assets, plus other reclassifications such as special non-recurring project expenses.

Adjusted EBITDA should not be considered an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our method of computing Adjusted EBITDA may not be the same method used to compute similar measures reported by other companies. Management believes the non-GAAP financial measure, Adjusted EBITDA, is an important measure in analyzing our liquidity.

Reconciliation of GAAP "Income (Loss) before Income Taxes" to non-GAAP "Adjusted EBITDA"

(In $ Thousands and Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
NET INCOME (LOSS)	$8,248	$(10,204)	$18,227	$(11,900)
Interest expense	3,819	3,735	7,542	7,672
Income tax expense (benefit)	—	(3,011)	—	(3,621)
Depreciation, depletion and amortization	5,542	13,649	20,519	29,092
EBITDA	17,609	4,169	46,288	21,243
Other operating revenue	—	6	—	13
Stock-based compensation	475	1,581	1,559	2,247
Asset retirement obligations accretion	437	399	864	798
Other amortization (1)	(13,032)	(13,923)	(24,366)	(26,143)
(Gain) loss on disposal or abandonment of assets, net	(55)	(222)	(76)	(246)
Loss on extinguishment of debt	—	1,937	—	2,790
Equity method (investment) loss	(197)	257	39	506
Other reclassifications	(1,839)	—	(1,600)	—
Adjusted EBITDA	$3,398	$(5,796)	$22,708	$1,208

(1) Other amortization relates to the non-cash amortization of the Hoosier PPA entered into in connection with the acquisition of the Merom Power Plant in 2022.

Solid Forward Sales Position - Segment Basis, Before Intercompany Eliminations (unaudited):

	2025	2026	2027	2028	2029	Total
Power
Energy
Contracted MWh (in millions)	2.53	4.00	1.78	1.09	0.27	9.67
Average contracted price per MWh	$37.75	$43.05	$54.65	$52.98	$51.00
Contracted revenue (in millions)	$95.51	$172.22	$97.28	$57.75	$13.77	$436.53

Capacity
Average daily contracted capacity MW	716	733	623	454	100
Average contracted capacity price per MWd	$224	$230	$226	$225	$230
Contracted capacity revenue (in millions)	$29.46	$61.54	$51.40	$37.33	$3.47	$183.20

Total Energy & Capacity Revenue

Contracted Power revenue (in millions)	$124.97	$233.76	$148.68	$95.08	$17.24	$619.73

Coal
Priced tons - 3rd party (in millions)	1.42	2.30	2.50	0.50	—	6.72
Avg price per ton - 3rd party	$50.96	$55.58	$56.74	$59.00	$—
Contracted coal revenue - 3rd party (in millions)	$72.36	$127.83	$141.85	$29.50	$—	$371.54

TOTAL CONTRACTED REVENUE (IN MILLIONS) - CONSOLIDATED	$197.33	$361.59	$290.53	$124.58	$17.24	$991.27

Priced tons - Intercompany (in millions)	1.67	2.30	2.30	2.30	—	8.57
Avg price per ton - Intercompany	$51.00	$51.00	$51.00	$51.00	$—
Contracted coal revenue - Intercompany (in millions)	$85.17	$117.30	$117.30	$117.30	$—	$437.07

TOTAL CONTRACTED REVENUE (IN MILLIONS) - SEGMENT	$282.50	$478.89	$407.83	$241.88	$17.24	$1,428.34

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as "expects," "believes," "intends," "anticipates," "plans," "estimates," "guidance," "target," "potential," "possible," or "probable" or statements that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Forward-looking statements include, without limitation, those relating to our ability to secure a long-term power purchase agreement, to unlock the full value of our dispatchable generation assets and to identify, evaluate and execute potential strategic acquisitions and enhancements. Forward-looking statements are based on current expectations and assumptions and analyses made by Hallador and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in Hallador’s annual report on Form 10-K for the year ended December 31, 2024, and other Securities and Exchange Commission filings. Hallador undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Conference Call and Webcast

Hallador management will host a conference call today, August 11, 2025 at 5:00 p.m. Eastern time to discuss its financial and operational results, followed by a question-and-answer period.

Date: Monday, August 11, 2025

Time: 5:00 p.m. Eastern time

Dial-in registration link: here

Live webcast registration link: here

The conference call will also be broadcast live and available for replay in the investor relations section of the Company’s website at www.halladorenergy.com.

About Hallador Energy Company

Hallador Energy Company (Nasdaq: HNRG) is a vertically-integrated Independent Power Producer (IPP) based in Terre Haute, Indiana. The Company has two core businesses: Hallador Power Company, LLC, which produces electricity and capacity at its one Gigawatt (GW) Merom Generating Station, and Sunrise Coal, LLC, which produces and supplies fuel to the Merom Generating Station and other companies. To learn more about Hallador, visit the Company’s website at http://www.halladorenergy.com/.

Company Contact

Todd E. Telesz

Chief Financial Officer

TTelesz@halladorenergy.com

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

(720) 330-2829

HNRG@elevate-ir.com

Hallador Energy Company

Condensed Consolidated Balance Sheets

(in thousands, except per share data)

(unaudited)

	June 30,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$9,228	$7,232
Restricted cash	23,142	4,921
Accounts receivable	18,742	15,438
Inventory	43,570	36,685
Parts and supplies	42,755	39,104
Prepaid expenses	2,437	1,478
Total current assets	139,874	104,858
Property, plant and equipment:
Land and mineral rights	70,307	70,307
Buildings and equipment	446,278	429,857
Mine development	96,764	92,458
Finance lease right-of-use assets	13,034	13,034
Total property, plant and equipment	626,383	605,656
Less - accumulated depreciation, depletion and amortization	(363,704)	(347,952)
Total property, plant and equipment, net	262,679	257,704
Equity method investments	2,889	2,607
Other assets	4,071	3,951
Total assets	$409,513	$369,120

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of bank debt, net	$17,139	$4,095
Accounts payable and accrued liabilities	51,952	44,298
Current portion of lease financing	7,229	6,912
Contract liabilities - current	132,935	97,598
Total current liabilities	209,255	152,903
Long-term liabilities:
Bank debt, net	26,000	37,394
Long-term lease financing	5,052	8,749
Asset retirement obligations	15,822	14,957
Contract liabilities - long-term	29,216	49,121
Other	2,015	1,711
Total long-term liabilities	78,105	111,932
Total liabilities	287,360	264,835
Commitments and contingencies (Note 16)
Stockholders' equity:
Preferred stock, $.10 par value, 10,000 shares authorized; none issued	—	—
Common stock, $.01 par value, 100,000 shares authorized; 42,978 and 42,621 issued and outstanding, as of June 30, 2025 and December 31, 2024, respectively	430	426
Additional paid-in capital	188,935	189,298
Retained deficit	(67,212)	(85,439)
Total stockholders’ equity	122,153	104,285
Total liabilities and stockholders’ equity	$409,513	$369,120

Hallador Energy Company

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
SALES AND OPERATING REVENUES:
Electric sales	$59,976	$59,979	$145,919	$120,880
Coal sales	38,147	32,801	68,332	82,431
Other revenues	4,766	1,045	6,425	2,308
Total sales and operating revenues	102,889	93,825	220,676	205,619
EXPENSES:
Fuel	15,063	12,370	30,273	20,929
Other operating and maintenance costs	28,955	33,981	57,344	70,963
Cost of purchased power	2,172	2,619	9,012	4,545
Utilities	4,507	3,910	8,659	8,504
Labor	26,799	26,555	53,828	61,723
Depreciation, depletion and amortization	5,542	13,649	20,519	29,092
Asset retirement obligations accretion	437	399	864	798
Exploration costs	98	47	119	117
General and administrative	7,501	7,803	14,326	13,747
Gain on disposal or abandonment of assets, net	(55)	(222)	(76)	(246)
Total operating expenses	91,019	101,111	194,868	210,172

INCOME (LOSS) FROM OPERATIONS	11,870	(7,286)	25,808	(4,553)

Interest expense (1)	(3,819)	(3,735)	(7,542)	(7,672)
Loss on extinguishment of debt	—	(1,937)	—	(2,790)
Equity method investment (loss)	197	(257)	(39)	(506)
NET INCOME (LOSS) BEFORE INCOME TAXES	8,248	(13,215)	18,227	(15,521)

INCOME TAX BENEFIT:
Current	—	—	—	—
Deferred	—	(3,011)	—	(3,621)
Total income tax benefit	—	(3,011)	—	(3,621)

NET INCOME (LOSS)	$8,248	$(10,204)	$18,227	$(11,900)

NET INCOME (LOSS) PER SHARE:
Basic	$0.19	$(0.27)	$0.43	$(0.32)
Diluted	$0.19	$(0.27)	$0.42	$(0.32)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	42,619	37,879	42,798	37,026
Diluted	43,048	37,879	43,434	37,026

(1) Interest Expense:
Interest on bank debt	$1,404	$2,779	$2,898	$5,584
Other interest	1,891	547	3,623	1,275
Amortization of debt issuance costs	524	409	1,021	813
Total interest expense	$3,819	$3,735	$7,542	$7,672

Hallador Energy Company

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$18,227	$(11,900)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax (benefit)	—	(3,621)
Equity method investment loss	39	506
Depreciation, depletion and amortization	20,519	29,092
Loss on extinguishment of debt	—	2,790
Gain on disposal or abandonment of assets, net	(76)	(246)
Amortization of debt issuance costs	1,021	813
Asset retirement obligations accretion	864	798
Cash paid on asset retirement obligation reclamation	(311)	(602)
Stock-based compensation	1,559	2,247
Amortization of contract liabilities	(65,597)	(46,524)
Accretion on contract liabilities	3,215	—
Other	284	1,402
Change in current assets and liabilities:
Accounts receivable	(3,304)	839
Inventory	(6,885)	(9,520)
Parts and supplies	(3,651)	(582)
Prepaid expenses	1,003	2,140
Accounts payable and accrued liabilities	5,062	(11,107)
Contract liabilities	77,814	83,366
Net cash provided by operating activities	$49,783	$39,891
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	$(24,737)	$(28,044)
Proceeds from sale of equipment	162	2,474
Investment in equity method investments	(322)	—
Net cash used in investing activities	(24,897)	(25,570)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on bank debt	(44,000)	(86,500)
Borrowings of bank debt	45,000	40,500
Payments on lease financing	(3,421)	(2,665)
Proceeds from sale and leaseback arrangement	—	3,783
Issuance of related party notes payable	—	5,000
Payments on related party notes payable	—	(5,000)
Debt issuance costs	(330)	(76)
ATM offering	—	34,515
Taxes paid on vesting of RSUs	(1,918)	(273)
Net cash used in financing activities	(4,669)	(10,716)
Increase in cash, cash equivalents, and restricted cash	20,217	3,605
Cash, cash equivalents, and restricted cash, beginning of period	12,153	7,123
Cash, cash equivalents, and restricted cash, end of period	$32,370	$10,728
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH:
Cash and cash equivalents	$9,228	$6,446
Restricted cash	23,142	4,282
	$32,370	$10,728
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$2,768	$6,312
SUPPLEMENTAL NON-CASH FLOW INFORMATION:
Change in capital expenditures included in accounts payable and prepaid expense	$843	$(1,694)
Stock issued on redemption of convertible notes and interest	$—	$22,993